UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

ARROW ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 2, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report
To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before April 14, 2008.
 To request material:     Internet: www.proxyvote.com     Telephone: 1-800-579-1639     **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

ARROW ELECTRONICS, INC.
C/O BNY MELLON
SHAREOWNER SERVICES
480 WASHINGTON BLVD
JERSEY CITY, NJ 07310
ARROW ELECTRONICS, INC.

Vote By Internet
To vote by Internet, go to WWW.PROXYVOTE.COM.
You may use the Internet to vote and to access proxy materials until 11:59 P.M. Eastern Daylight Time, May 1, 2008, the day before the Annual Meeting.

Vote In Person
You may vote in person by attending the Annual Meeting of Shareholders on Friday, May 2, 2008 at the Grand Hyatt New York, 109 East 42nd Street, New York, New York at 11:00 a.m.

Meeting Location

The Annual Meeting of Shareholders
is to be held on May 2, 2008 at 11:00 a.m.
at:	Grand Hyatt New York
109 East 42nd Street
New York, New York

The Grand Hyatt New York is located on 42nd Street at the corner of Lexington Avenue.
To obtain directions, please refer to the hotel’s website at:
https://grandnewyork.hyatt.com/hyatt/hotels/services/maps/

Voting items
The Board of Directors recommends a vote FOR each of Proposals 1, 2 and 3.
1.	Authority to vote FOR the election of directors in accordance with the Proxy Statement.
NOMINEES:

01	Daniel W. Duval	07	Michael J. Long
02	Gail E. Hamilton	08	Karen Gordon Mills
03	John N. Hanson	09	William E. Mitchell
04	Richard S. Hill	10	Stephen C. Patrick
05	M.F. (Fran) Keeth	11	Barry W. Perry
06	Roger King	12	John C. Waddell

2.	Ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2008
3.	Proposal to Amend the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan.